                                                                     EXHIBIT 4.3


------
NUMBER       COMMON                                              COMMON
  AS         STOCK                        (LOGO)                 STOCK
------       PAR VALUE $.01                                      CLASS A
                                                                 ----------
                                                                   SHARES
                                                                 ----------
(LOGO)                          -----------------------
AMERISTEEL                      AMERISTEEL CORPORATION           INCORPORATED UNDER
(LOGO)                          This is to certify that          THE LAWS OF THE
                                is the owner of                  STATE OF FLORIDA
                                -----------------------


FULLY PAID AND NON-ASSEMBLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                                                                     CUSIP 000000 00
                                                          SEE REVERSE FOR CERTAIN DEFINITION


               Ameristeel Corporation (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly said authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registration.

               Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.

               Dated:                                          (Ameristeel Corporation Seal)
               COUNTERSIGNED AND REGISTERED:
                               BANK NAME

                                              TRANSFER AGENT
                                              AND REGISTRAR,
                                                               /s/
                                                               -----------------------------------------
                                        AUTHORIZED SIGNATURE      Chief Financial Officer and Secretary

                                                               /s/
                                                               -----------------------------------------
                                                                  Chairman and Chief Executive Officer

                             AMERISTEEL CORPORATION

         The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants by common              UNIF GIFT (TRAN) ACT-_______ Custodian________
         TEN ENT - as tenants by the entireties                            (Name)           (Name)
         JT TEN  - as joint tenants with right of    under Uniform Gifts (Transfers) to (Florida)
                   survivorship and not as tenants            ACT________________________
                   in common                                               (Name)


         Additional abbreviations may also be used though not in the above Mst.

For value received ___________ hereby sell, assign and transfer onto

PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                         shares
-------------------------------------------------------------------------

of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                           -------------------------------------
                                           NOTICE: THIS SIGNATURE TO THE
                                           AGREEMENT MUST CORRESPOND WITH THE
                                           NAME AS WRITTEN UPON THE PAGE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ARBITRATION ON REPLACEMENT OR
                                           ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

                                ------------------------------------------------
                                THE SIGNATURES SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION, AS PRESENTLY IN EFFECT, SHOWING THE CLASSES AND SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF, ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE OR TO THE CORPORATION'S TRANSFER AGENT.

-------------------------------------      ------------------------------------
      AMERICAN BANK NOT COMPANY                    PRODUCTION COORDINATOR:
         650 BLAIR MILL ROAD                      PROOF OF OCTOBER 27, 1997
          HORSHAM, PA 10044                             AMERISTEEL
            (215) 657-3400                               H 53290bk
-------------------------------------      ------------------------------------
    SALES: A. HOBBS: 404-525-1455                  OPERATOR:       EG
-------------------------------------      ------------------------------------
     NET/BANKNOTE/HOME/AMERISTEEL                          NEW
-------------------------------------      ------------------------------------